BALLANTYNE STRONG, INC.

NYSE American: BTN

Q4 2019 Earnings Presentation

BUSINESS AND STRATEGY OVERVIEW

A Global Technology & Media Company Repositioning for Growth



Strong Entertainment
Managed Services and Screens



Convergent
Digital Signage as a Service


STRONG
OUTDOOR

Strong Outdoor
Out-of-Home Advertising

BUSINESS AND STRATEGY OVERVIEW

- ✓ Improved financial results, strong finish to 2019
- ✓ Transition to higher margin, recurring revenue
- ✓ Convergent – Turnaround driven by DSaaS and cost reduction
- ✓ Strong Outdoor – First profitable quarter – Transaction with Firefly (GV and NFX)
- ✓ Strong Entertainment – Leading market position, rebounding financial performance
- ✓ M&A – Key strategic focus

BUSINESS AND STRATEGY OVERVIEW

	BALLANTYNE STRONG, INC. (NYSE American: BTN)			
Our Businesses	STRONG ENTERTAINMENT	CONVERGENT	STRONG OUTDOOR	INVESTMENTS
	Managed Services and Screens	Digital Signage	Out-of-home Advertising	1347 Property Insurance Holdings, Inc. (NASDAQ: PIH) 17.2%
FY 2019 Revenue	$36.9m	$20.0m	$5.2m	Itasca Capital Ltd. (TSXV: ICL) 32.3%
FY 2019 Adj. EBITDA	$8.0m	$4.1m	($2.9m)	Firefly

*See Non-GAAP reconciliation to GAAP equivalent in appendix

SEGMENT REVIEW

STRONG

STRONG ENTERTAINMENT

Leading provider of premium screens and managed services

STRONG ENTERTAINMENT

STRONG MDI SCREENS

#1
Premium Screen Provider in the North American Market

IMAX
Exclusive Global Provider

Paint Laboratory
ONLY manufacturer with in-house capabilities

STRONG TECHNICAL SERVICES

#2
Independent Cinema Services Provider in the U.S.

24/7/365
Remote Monitoring Support and Field Services

100%
Service Coverage Across All 50 States

SCREEN MANUFACTURING

80,000+ square foot facility in
Joliette, Quebec, Canada



CONVERGENT

- Convergent delivers digital signage solutions and services to various enterprise markets
  - Retail, Banking, Corporate Communications
- Convergent provides an end-to-end solution marketed as Digital Signage as a Service ("DSaaS")
  - Includes hardware, software, content management, installation and field services, network monitoring, and more
  - No capital expenditures for clients—simple monthly recurring fee



Minimize CapEx
Provide Comprehensive Service
STRATEGY
CONTENT CREATION
CONTENT WORKFLOW
HARDWARE
CONTENT MANAGEMENT
SUPPORT
MEASUREMENT
ACTIVATE
Make it Easy
Measure Performance

STRONG

CONVERGENT

- Profitability at Convergent has rapidly improved
- Due in large part to reorganization of the business over the last 18–24 months
  - Right-sizing of logistics, NOC, excessive software spend, and other areas has resulted in significant cost reductions
  - Refined focus on DSaaS
- Also due to rapid growth of the high-margin DSaaS business
  - Better economics have continued to drive higher direct margins



Adjusted EBITDA ($M)*
$4.1
($2.7)
($0.9)
($2.2)
($1.3)
2015
2016
2017
2018
2019



Recurring Revenue as a % of Total Revenue
56.2%
44.4%
38.4%
35.2%
2016
2017
2018
2019

*See Non-GAAP reconciliation to GAAP equivalent in appendix

STRONG OUTDOOR

- Firefly Systems transaction
  - GV and NFX
  - Raised over $50 million for digital ad platform
- Improving financial performance
  - Increasing utilization of traditional and premium taxi tops
  - Achieved profitability on an Adjusted EBITDA basis


STRONG
OUTDOOR

STRONG

FINANCIAL REVIEW

CONSOLIDATED 4Q 2019 SUMMARY

(in thousands)

	Quarters Ended December 31,				Twelve Months Ended December 31,			
	2019	2018	Favorable (Unfavorable)	Favorable (Unfavorable) %	2019	2018	Favorable (Unfavorable)	Favorable (Unfavorable) %
Ballantyne Strong (Consolidated)								
Revenue	$ 17,129	$ 18,232	$ (1,103)	(6.0)%	$ 62,550	$ 64,689	$ (2,139)	(3.3)%
Gross profit	6,781	4,510	2,271	50.4 %	18,473	12,179	6,294	51.7 %
Gross margin %	39.6%	24.7%	14.9%		29.5%	18.8%	10.7%	
Income (loss) from operations	834	51	783	1,535.3 %	(4,000)	(10,349)	6,349	61.3 %
Adjusted EBITDA*	2,646	1,058	1,588	150.1 %	1,401	(4,010)	5,411	134.9 %

- Both quarter-over-quarter and year-over-year, the company enjoyed significant improvements in gross margin, income (loss) from operations, and Adjusted EBITDA
- Improvements driven primarily by strong performance at Convergent and Strong Outdoor
- Quarter-over-quarter decline in revenue due largely to Convergent non-recurring installation revenue in Q4 2018; recurring revenue continues to grow

*See Non-GAAP reconciliation to GAAP equivalent in appendix

STRONG

CONSOLIDATED 4Q 2019 TREND

(in thousands)

	Q4-FY18	Q1-FY19	Q2-FY19	Q3-FY19	Q4-FY19
Ballantyne Strong (Consolidated)					
Revenue	$ 18,232	$ 14,306	$ 14,269	$ 16,846	$ 17,129
Gross profit	4,510	2,645	3,234	5,813	6,781
Gross margin %	24.7%	18.5%	22.7%	34.5%	39.6%
Income (loss) from operations	51	(2,576)	(2,323)	65	834
Adjusted EBITDA*	1,058	(1,429)	(1,150)	1,337	2,646

- Strong finish to the year due to rebound at Strong Entertainment, as well as continued improvement at Convergent and Strong Outdoor
- Significantly higher Income from operations and Adjusted EBITDA – both compared to earlier part of 2019, and quarter-over-quarter vs. 2018
- All segments contributing to sequential margin and profitability improvements

*See Non-GAAP reconciliation to GAAP equivalent in appendix

STRONG

STRONG ENTERTAINMENT 4Q 2019 TREND

(in thousands)

	Q4-FY18	Q1-FY19	Q2-FY19	Q3-FY19	Q4-FY19
Strong Entertainment					
Revenue	$ 10,782	$ 7,600	$ 7,879	$ 10,928	$ 10,469
Gross profit	3,695	2,416	2,537	3,669	3,537
Gross margin %	34.3%	31.8%	32.2%	33.6%	33.8%
Income from operations	2,726	1,159	1,256	2,230	2,026
Adjusted EBITDA*	2,965	1,471	1,450	2,444	2,655

- Sales and operations in Strong Entertainment have stabilized after 1H 2019 impact of roof damage
- Eclipse solid screen business gaining momentum
- Strong MDI screen facility upgrades and new China finishing plant expected to be ready during 2020

*See Non-GAAP reconciliation to GAAP equivalent in appendix

STRONG

CONVERGENT 4Q 2019 TREND

(in thousands)

	Q4-FY18	Q1-FY19	Q2-FY19	Q3-FY19	Q4-FY19
Convergent					
Revenue	$ 5,706	$ 5,535	$ 5,135	$ 4,532	$ 4,824
Gross profit	1,481	1,569	1,584	1,469	2,055
Gross margin %	26.0%	28.3%	30.8%	32.4%	42.6%
Income from operations	687	752	321	394	601
Adjusted EBITDA*	1,078	1,177	794	889	1,228

- Convergent continues to drive margin and profitability growth
- Transition to higher margin recurring revenue and cost reduction initiatives
- Fifth sequential quarter of positive operating income and positive Adjusted EBITDA

*See Non-GAAP reconciliation to GAAP equivalent in appendix

STRONG

STRONG OUTDOOR 4Q 2019 TREND

(in thousands)

	Q4-FY18	Q1-FY19	Q2-FY19	Q3-FY19	Q4-FY19
Strong Outdoor					
Revenue	$ 1,684	$ 1,094	$ 1,135	$ 1,296	$ 1,722
Gross profit	(726)	(1,417)	(1,007)	585	1,075
Gross margin %	(43.1%)	(129.5%)	(88.8%)	45.1%	62.4%
(Loss) income from operations	(1,118)	(2,012)	(1,593)	(224)	368
Adjusted EBITDA*	(1,041)	(1,902)	(1,360)	(69)	481

- First quarter with positive operating income and Adjusted EBITDA; second sequential quarter with positive gross profit
- Reduced operating cost structure and starting to see results from sales team built throughout the year
- Firefly investment provides upside potential — leveraging digital advertising rollout, backed by GV and NFX

*See Non-GAAP reconciliation to GAAP equivalent in appendix

FORWARD LOOKING STATEMENTS AND NON-GAAP MEASURES

This presentation contains forward-looking statements. All statements other than statements of historical fact included in this presentation are forward-looking statements. Forward-looking statements discuss our current expectations and projections relating to our financial condition, results of operations, plans, objectives, future performance and business. These statements may be preceded by, followed by or include the words "aim," "anticipate," "believe," "estimate," "expect," "forecast," "intend," "outlook," "plan," "potential," "project," "projection," "seek," "may," "could," "would," "will," "should," "can," "can have," "likely," the negatives thereof and other words and terms of similar meaning. These statements are not guarantees of future performance and involve a number of known and unknown risks, assumptions, trends, uncertainties and factors that are beyond our control, including without limitation, those identified in the Company's filings with the Securities and Exchange Commission under the sections titled "Risk Factors," "Forward-Looking Statements," and "Management's Discussion and Analysis of Financial Condition and Results of Operations." Should one or more of these risks or uncertainties materialize or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected. You should not place undue reliance on these statements. We have based these forward-looking statements on our current expectations and projections about future events. Although we believe that our assumptions made in connection with the forward-looking statements are reasonable, we cannot assure you that the assumptions and expectations will prove to be correct. All forward-looking statements speak only as of the date of this document. We undertake no obligations to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise other than as required under the federal securities laws.

In this presentation, we include certain supplemental financial measures, including EBITDA and Adjusted EBITDA, which are neither required by nor presented in accordance with generally accepted accounting principles in the U.S. ("GAAP"). In addition to adjusting net income (loss) to exclude income taxes, interest, and depreciation and amortization, Adjusted EBITDA also excludes share-based compensation, impairment charges, equity method income (loss), fair value adjustments, severance, foreign currency transaction gains (losses), transactional expenses and other cash and non-cash charges and gains. We use these measures in addition to net income and operating income to assess our performance and believe it is important for investors to be able to evaluate the company using the same measures used by our management. You are cautioned, however, that these measures, as we calculate them, are not necessarily comparable to similarly titled measures reported by other companies. In addition, these measures have limitations as analytical tools and should be considered only in conjunction with our financial results reported under GAAP, and not in isolation. See the Appendix for a reconciliation of each non-GAAP financial measure included in this presentation to its directly comparable GAAP measurement. For more information on why management considers these non-GAAP financial measures to be important indicators of our operational strength and performance, as well as the limitations on these measures as an analytical tool, please see our quarterly report on Form 10-Q for the quarter ended September 30, 2019, and our earnings release for fourth quarter and year ended December 31, 2019, under the caption "Use of Non-GAAP Measures."

APPENDIX

RECONCILIATION OF NET LOSS TO ADJUSTED EBITDA

(in thousands)

	Quarter Ended December 31, 2018				
	Strong Entertainment	Convergent	Strong Outdoor	Corporate and Other	Consolidated
Net income (loss)	$ 2,499	416	$ (1,118)	(2,365)	$ (568)
Interest expense, net	28	60	-	92	180
Income tax expense	410	181	-	-	591
Depreciation and amortization	231	413	77	98	819
EBITDA	3,168	1,070	(1,041)	(2,175)	1,022
Stock-based compensation expense	-	-	-	189	189
Fair value adjustment to notes receivable	(197)	-	-	-	(197)
Equity method investment loss (income)	267	-	-	42	309
Loss on disposal of assets and impairment charges	4	2	-	-	6
Foreign currency transaction (gain) loss	(277)	(15)	-	-	(292)
Gain on Firefly transaction, net of transaction costs					-
Gain on property and casualty insurance recoveries	-	-	-	-	-
Severance and other	-	21	-	-	21
Adjusted EBITDA	$ 2,965	$ 1,078	$ (1,041)	$ (1,944)	$ 1,058

	Quarter Ended March 31, 2019				
	Strong Entertainment	Convergent	Strong Outdoor	Corporate and Other	Consolidated
Net income (loss)	$ (348)	579	$ (2,034)	(2,347)	$ (4,150)
Interest expense, net	35	92	23	(31)	119
Income tax expense	23	68	-	50	141
Depreciation and amortization	219	423	100	53	795
EBITDA	(71)	1,162	(1,911)	(2,275)	(3,095)
Stock-based compensation expense	-	-	-	243	243
Fair value adjustment to notes receivable	510	-	-	-	510
Equity method investment loss (income)	841	-	-	(144)	697
Loss on disposal of assets and impairment charges	63	1	-	-	64
Foreign currency transaction (gain) loss	128	14	-	-	143
Gain on Firefly transaction, net of transaction costs			9		9
Gain on property and casualty insurance recoveries	-	-	-	-	-
Severance and other	-	-	-	-	-
Adjusted EBITDA	$ 1,471	$ 1,177	$ (1,902)	$ (2,176)	$ (1,429)

	Quarter Ended June 30, 2019				
	Strong Entertainment	Convergent	Strong Outdoor	Corporate and Other	Consolidated
Net income (loss)	$ 202	120	$ (1,410)	(2,330)	$ (3,418)
Interest expense, net	35	111	38	2	186
Income tax expense	288	101	-	34	423
Depreciation and amortization	220	472	100	55	847
EBITDA	745	804	(1,272)	(2,239)	(1,962)
Stock-based compensation expense	-	-	-	221	221
Fair value adjustment to notes receivable	797	-	-	-	797
Equity method investment loss (income)	47	-	-	(17)	30
Loss on disposal of assets and impairment charges	-	-	38	-	38
Foreign currency transaction (gain) loss	87	(10)	-	-	77
Gain on Firefly transaction, net of transaction costs			(126)		(126)
Gain on property and casualty insurance recoveries	(226)	-	-	-	(226)
Severance and other	-	-	-	-	-
Adjusted EBITDA	$ 1,450	$ 794	$ (1,360)	$ (2,035)	$ (1,150)

	Quarter Ended September 30, 2019				
	Strong Entertainment	Convergent	Strong Outdoor	Corporate and Other	Consolidated
Net income (loss)	$ 1,265	386	$ (332)	(3,107)	$ (1,788)
Interest expense, net	35	120	106	1	262
Income tax expense	827	(96)	-	-	731
Depreciation and amortization	226	492	124	54	896
EBITDA	2,353	902	(102)	(3,052)	101
Stock-based compensation expense	-	-	-	334	334
Fair value adjustment to notes receivable	845	-	-	-	845
Equity method investment (income) loss	(287)	-	-	783	496
Loss on disposal of assets and impairment charges	3	-	-	-	3
Foreign currency transaction (gain) loss	(50)	(17)			(66)
Gain on Firefly transaction, net of transaction costs			6		6
Gain on property and casualty insurance recoveries	(421)				(421)
Severance and other	-	4	27	8	39
Adjusted EBITDA	$ 2,444	$ 889	$ (69)	$ (1,927)	$ 1,337

	Quarter Ended December 31, 2019				
	Strong Entertainment	Convergent	Strong Outdoor	Corporate and Other	Consolidated
Net income (loss)	$ 959	397	$ 512	(2,616)	$ (748)
Interest expense, net	34	154	67	-	255
Income tax expense	1,011	61	-	(85)	987
Depreciation and amortization	232	604	111	51	998
EBITDA	2,236	1,216	690	(2,650)	1,492
Stock-based compensation expense	-	-	-	322	322
Fair value adjustment to notes receivable	705	-	-	-	705
Equity method investment (income) loss	178	-	-	610	788
Loss on disposal of assets and impairment charges	2	-	-	-	2
Foreign currency transaction (gain) loss	122	(11)	-	-	111
Gain on Firefly transaction, net of transaction costs	-	-	(209)	-	(209)
Gain on property and casualty insurance recoveries	(588)	-	-	-	(588)
Severance and other	-	23	-	-	23
Adjusted EBITDA	$ 2,655	$ 1,228	$ 481	$ (1,718)	$ 2,646

STRONG

RECONCILIATION OF NET LOSS TO ADJUSTED EBITDA

(in thousands)

	Twelve Months Ended December 31,									
	2019					2018				
	Strong Entertainment	Convergent	Strong Outdoor	Corporate and Other	Consolidated	Strong Entertainment	Convergent	Strong Outdoor	Corporate and Other	Consolidated
Net income (loss)	$ 2,079	1,483	$ (3,264)	(10,401)	$ (10,103)	$ 8,834	(5,448)	$ (6,070)	(9,643)	$ (12,327)
Interest expense, net	140	475	233	(28)	820	72	239	-	136	447
Income tax expense	2,148	134	-	-	2,282	1,925	502	-	-	2,427
Depreciation and amortization	896	1,991	434	213	3,534	892	1,312	267	273	2,744
EBITDA	5,263	4,083	(2,597)	(10,216)	(3,467)	11,723	(3,395)	(5,803)	(9,234)	(6,709)
Stock-based compensation expense	-	-	-	1,120	1,120	-	-	-	837	837
Fair value adjustment to notes receivable	2,857	-	-	-	2,857	(1,150)	-	-	-	(1,150)
Equity method investment loss (income)	779	-	-	1,232	2,011	1,233	-	-	(681)	552
Loss on disposal of assets and impairment charges	68	1	38	-	107	6	1,707	-	818	2,531
Foreign currency transaction loss (gain)	289	(24)	-	-	265	(483)	150	-	-	(333)
Gain on Firefly transaction, net of transaction costs	-	-	(319)	-	(319)	-	-	-	-	-
Gain on property and casualty insurance recoveries	(1,235)	-	-	-	(1,235)	-	-	-	-	-
Severance and other	-	27	27	8	62	-	229	-	33	262
Adjusted EBITDA	$ 8,021	$ 4,087	$ (2,851)	$ (7,856)	$ 1,401	$ 11,329	$ (1,309)	$ (5,803)	$ (8,227)	$ (4,010)

	Convergent Adjusted EBITDA				
	Years Ended December 31,				
	2015	2016	2017	2018	2019
Net income (loss)	$ (2,013)	(811)	(4,445)	(5,448)	1,483
Interest expense, net	(64)	(1)	89	239	475
Income tax expense	(1,950)	(808)	519	502	134
Depreciation and amortization	1,278	670	994	1,312	1,991
EBITDA	(2,749)	(950)	(2,843)	(3,395)	4,083
Stock-based compensation expense	-	-	-	-	-
Fair value adjustment to notes receivable	-	-	-	-	-
Equity method investment loss (income)	-	-	-	-	-
Loss on disposal of assets and impairment charges	16	21	202	1,707	1
Foreign currency transaction loss (gain)	-	-	-	149	(24)
Gain on Firefly transaction, net of transaction costs	-	-	-	-	-
Gain on property and casualty insurance recoveries	-	-	-	-	-
Severance and other	-	-	418	229	27
Adjusted EBITDA	$ (2,733)	$ (929)	$ (2,223)	$ (1,310)	$ 4,087